PRIVATE PLACEMENT SUBSCRIPTION

INSTRUCTIONS TO SUBSCRIBER

1.	COMPLETE the information required on Page 1 of the Subscription.

2.	IF YOU ARE A NATURAL PERSON complete the Signature Page for Individual Subscribers on page 12 of the Subscription

- OR -

IF YOU ARE NOT A NATURAL PERSON complete the Signature Page for Entities on page 13 of the Subscription.

3.	COMPLETE the Registration and Delivery Instructions on page 14 of the Subscription.

4.	IF YOU ARE A FOREIGN PORTFOIO MANAGER complete the Certification by Foreign Portfolio Manager on page 15 of the Subscription.

5.	WIRE the Subscription Funds to the Issuer, pursuant to the wire instructions provided on page 2 of the Subscription.

6.	FAX a copy of pages 1, 12, 13 or 14 and, if required page 15 to Sichenzia Ross Friedman Ference LLP, counsel to the Issuer, attention Marc J. Ross, Esq. at 212-930-9725.

7.	COURIER the originally executed copy of the Subscription to Sichenzia Ross Friedman Ference LLP, counsel to the Issuer as follows:

Sichenzia Ross Friedman Ference LLP 1065 Avenue of the Americas New York, New York 10018 Attention: Marc J. Ross, Esq.

If you have any questions please contact Paul Mann, Chief Executive Officer of the Issuer, at: (206) 224-6206

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERMS IS DEFINED IN THE 1933 ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS AVAILABLE. THIS SUBSCRIPTION IS EXECUTED IN RELIANCE UPON THE EXEMPTIONS PROVIDED BY RULE 903 OF REGULATION S UNDER THE 1933 ACT.

VERIDICOM INTERNATIONAL, INC.

SUBSCRIPTION

THIS SUBSCRIPTION (the “Subscription”) has been executed by the undersigned in connection with an offering (the “Offering”) of up to 10,000,000 units (the “Units”) by Veridicom International, Inc., a corporation organized under the laws of the State of Delaware (hereinafter referred to as the “Issuer”). Each Unit consists of 1 share of the Issuer’s common stock, par value $0.001 (each a “Unit Share”) and 1 share purchase warrant (a “Unit Warrant”). Each Unit Warrant entitles the holder to acquire one additional share of the Issuer’s common stock, par value $0.001 (a “Warrant Share”) at a price of $0.20 for a period of 60 months following the closing of the Offering. The Units being subscribed for pursuant to this Subscription have not been registered under the 1933 Act. The offer of the Units and, if this Subscription is accepted by the Issuer, the sale of Units, is being made in reliance upon Rule 903 of Regulation S promulgated under the 1933 Act. (All dollar amounts in this Subscription are expressed in U.S. Dollars).

The undersigned Subscriber:

NAME:
ADDRESS:

if applicable, a [Corporate][Partnership][Trust] organized under the laws of _____________________, (hereinafter referred to as the “Subscriber”) hereby represents, warrants and covenants to, and agrees with the Issuer as follows:

ARTICLE 1
SUBSCRIPTION

Subscription

1.1 The undersigned Subscriber, as principal or on behalf of accounts fully managed by it, hereby subscribes to purchase [________] Units, having a purchase price of $0.04 per Unit, at an aggregate purchase price of $[__________] (the “Subscription Price”).

Method of Payment

1.3 The Subscriber shall pay the Subscription Price by delivering good funds in United States Dollars by way of wire transfer of funds to the Issuer and concurrent with the execution and delivery of this Subscription. The wire transfer instructions are:

Wires from Correspondent Banks Worldwide:

Bank:	Wells Fargo
999-3rd Avenue, Lobby Level
Seattle, Washington 98104
Account Name:	Veridicom International, Inc.
Account Number:	3800 334 538
SWIFT ID:	WFBIUS6SSEA
ABA No.:	121 000 248

The Issuer shall take up the Subscription Funds and issue to the Subscriber a certificate or certificates representing the Unit Shares and the Unit Warrants (the “Certificates”) pursuant to Article 7 hereof. The Subscriber acknowledges that the subscription for Units hereunder may be rejected in whole or in part by the Issuer in its sole discretion.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER

Representations and Warranties

2.1 The Subscriber represents and warrants in all material respects to the Issuer, with the intent that the Issuer will rely thereon in accepting this Subscription, that:

(a)
Experience. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Units;

(b)
Own Account. The Subscriber is purchasing the Unit Shares and the Unit Warrants, and will be purchasing any Warrant Shares issued upon exercise of the Unit Warrants (collectively the “Securities”) as principal for its own account, unless the Subscriber is a Foreign Portfolio Manager and has completed the Certification for Foreign Portfolio Managers on page 15 of this Subscription, in which case the Subscriber is or will be purchasing the Securities on behalf of accounts fully managed by it. The Subscriber is or will be purchasing the Securities for investment purposes only and not with an intent or view towards further sale thereof, and has not pre-arranged any sale with any other subscriber;

(c)	Not Underwriter. The Subscriber is not an underwriter, or dealer in, the Securities, and the Subscriber is not participating, pursuant to a contractual agreement, in a distribution of the Securities;

(d)
Importance of Representations. The Subscriber understands that the Units are being offered and sold to it in reliance on an exemption from the registration requirements of the 1933 Act, and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Units;

(e)
No Registration. The Units have not been registered under the 1933 Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the “SEC”) or unless an exemption from the registration requirements under the 1933 Act, such as Rule 144, is available. The Subscriber represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such registration or to such exemption from registration;

(f)
Compliance with Securities Laws. The offer and sale of the Units under this Subscription does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber (or any beneficial person for whom it is acting) resides and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with or to file any report or notice with any governmental or regulatory authority;

(g)
Risk. The Subscriber acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment;

(h)
Current Information. The Subscriber has been furnished with or has acquired copies of all requested information concerning the Issuer, including copies of reports (the “Reports”) filed by the Issuer pursuant to the United States Securities Exchange Act of 1934, as amended (the “1934 Act”);

(i)
Independent Investigation. The Subscriber, in making the decision to subscribe for the Units, has relied upon independent investigations made by it and its representatives or advisors, if any, has, together with its representatives or advisors, if any, reviewed the Reports and the Subscriber and such representatives or advisors, if any, have, prior to making this Subscription, been given access and the opportunity to examine all material contracts and documents relating to the Offering and an opportunity to ask questions of, and to receive answers from, the Issuer or any person acting on its behalf concerning the terms and conditions of the Offering. The Subscriber and its representatives or advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Issuer and materials relating to the offer and sale of the Units which have been requested. The Subscriber, its representatives and advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)	No Written or Oral Representations. No person has made to the Subscriber any written or oral representations

(i)	that any person will resell or repurchase the Securities,

(ii)	that any person will refund the purchase price of the Securities, or

(iii)	as to the future price or value of the Securities;

(k)	No Recommendation or Endorsement. The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities;

(l)	Partnership, Corporation or Trust. If the Subscriber is a partnership, corporation or trust, the person executing this Subscription on its behalf represents and warrants that

(i)	he or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Subscription, and

(ii)	he or she is duly authorized (and if the undersigned is a trust, by the trust agreement) to make this investment and to enter into and execute this Subscription on behalf of such entity;

(m)
No Finders’ Fees. There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any person establishes a claim that any fee or other compensation is payable in connection with this Subscription for Units, the Subscriber covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

(n)
Filings. If required by any applicable securities laws or by the Issuer, the Subscriber will execute, deliver and file or assist the Issuer in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any securities commission, stock exchange or other regulatory authority;

(o)
Non-Affiliate Status. The Subscriber is not an affiliate of the Issuer nor is any affiliate of the Subscriber an affiliate of the Issuer. In the event that the Subscriber is or becomes an affiliate of the Issuer the Subscriber acknowledges that the Securities held by it will be subject to additional resale restrictions under the 1933 Act;

(p)
No Advertisement or General Solicitation. The sale of the Units has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(q)
Offshore Transaction. The Subscriber represents that it is not a U.S. Person as defined in Rule 902(k) of Regulation S (a “U.S. Person”), that at the time of the acquisition of the Units it will not be a U.S. Person, that the Subscriber is not, and at the time of the acquisition of the Units will not be, acquiring the Units for the account or benefit of a U.S. Person, and that the Subscriber is normally resident at the address provided by the Subscriber on the first page hereof;

(r)
Hedging Transactions. The Subscriber acknowledges and agrees that all offers and sales of the Securities, as applicable, by the Subscriber shall be made only in accordance with the provisions of Regulation S, pursuant to registration of the securities under the 1933 Act, or pursuant to an available exemption from the registration requirements of the 1933 Act. The Subscriber acknowledges and agrees that it cannot engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period specified in paragraph (b)(3) in Rule 903 promulgated under the 1933 Act unless in compliance with the 1933 Act;

(s)
Sole Beneficial Owner. Upon consummation of the transactions contemplated by this Subscription, either (i) the Subscriber will be the sole beneficial owner of the Units issued to it pursuant to this Subscription, or (ii) if the Subscriber is a Foreign Portfolio Manager and has completed the Certification for Foreign Portfolio Managers on page 15 of this Subscription, the beneficial owner(s) of accounts fully managed by such Subscriber will be the sole beneficial owner(s) of the Units issued to such Subscriber pursuant to this Subscription, and the Subscriber has not pre-arranged any sale with any person or persons in the United States;

(t)
Outside United States. The Subscriber is outside the United States; provided, that delivery of the Units may be effected in the United States through the Subscriber’s agent as long as the Subscriber is outside the United States at the time of such delivery;

(u)
No Present Intention to Sell. The Subscriber has no present intention to sell or otherwise transfer the Securities except in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act, in each case in accordance with all applicable securities laws;

(v)
Refusal to Register. The Subscriber understands that the Issuer is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Securities to be received by the Subscriber pursuant to this Subscription that are not transferred pursuant to a registration statement under the 1933 Act, in compliance with Regulation S, or otherwise pursuant to an available exemption from registration;

(w)
No Short Position. The Subscriber will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Securities during the applicable distribution compliance period;

(x)
Legend. The Subscriber understands and acknowledges that the Issuer will not allow any transfer or other disposition of the Securities unless the proposed transfer may be effected without any violation of the 1933 Act or any applicable state securities law. The Certificate(s) representing the Unit Shares and any Warrant Shares issued upon due exercise of the Unit Warrants shall bear the following legend in addition to any other legend required under this Subscription:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(y)
Further Certification. As a condition to the exercise of any Unit Warrants, the Subscriber will give written certification to the Issuer confirming the representations, warranties and covenants made herein; and

(z)
Legal and Tax Advice. The Subscriber, and each beneficial person for whom it is contracting hereunder, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription and the transactions contemplated hereunder.

Non-Merger and Survival

2.2 The representations and warranties of the Subscriber contained herein will be true at the date of execution of this Subscription by the Subscriber and as of the Closing of the Offering in all material respects as though such representations and warranties were made as of such times and shall survive the Closing of the Offering and the delivery of the Certificates.

Indemnity

2.3 The Subscriber agrees to indemnify and hold harmless the Issuer from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including attorney’s fees incurred in contesting any such claim and any payment made in good faith in settlement of any claim (subject to the right of the Subscriber to defend any such claim), resulting from the breach of any representation or warranty of such party under this Subscription.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE ISSUER

3.1 The Issuer, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Subscriber, with the intent that the Subscriber will rely thereon in making this Subscription, that:

(a)
Legality. The Issuer has the requisite corporate power and authority to accept this Subscription and to issue, sell and deliver the Units; this Subscription and the issuance, sale and delivery of the Units hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Issuer; this Subscription and the Units have been duly and validly executed and delivered by and on behalf of the Issuer, and are valid and binding agreements of the Issuer, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors’ rights generally;

(b)
Transfer Restrictions. Provided that a registration statement in respect of the Unit Shares and the Unit Warrants is in effect as required under all applicable securities laws, such Common Shares shall be freely transferable on the books and records of the Issuer, provided that the sale is made to a bona-fide purchaser and that the prospectus delivery requirements are met;

(c)
Listed Company Status. The Issuer is required to make current filings with the SEC pursuant to Section 15(d) of the 1934 Act, the Common Stock is presently quoted on the NASD “Bulletin Board” and the Issuer has received no notice, either oral or written, with respect to its continued eligibility for such listing;

(d)
Proper Organization. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole;

(e)
No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Issuer, threatened, against or affecting the Issuer, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Issuer, or which might materially and adversely affect the properties or assets thereof;

(f)
Non-Default. The Issuer is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and

(g)
Non-Contravention. The execution and delivery of this Subscription and the consummation of the issuance of the Units and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Issuer, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Issuer or any of its properties or assets.

Non-Merger and Survival

3.2 The representations and warranties of the Issuer contained herein will be true at the date of execution of this Subscription by the Issuer and as of the Closing of the Offering in all material respects as though such representations and warranties were made as of such times and shall survive the Closing of the Offering and the delivery of the Certificates.

Indemnity

3.3 The Issuer agrees to indemnify and save harmless the Subscriber from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including attorney’s fees incurred in contesting any such claim and any payment made in good faith in settlement of any claim (subject to the right of the Issuer to defend any such claim), resulting from the breach of any representation, warranty or covenant of such party under this Subscription.

ARTICLE 4
COVENANTS OF THE ISSUER

Covenants of the Issuer

4.1 The Issuer covenants and agrees with the Subscriber that:

(a)
Reserved Common Stock. For so long as any Unit Warrants held by the Subscriber shall remain outstanding, the Issuer covenants and agrees with the Subscriber that it will at all times fully reserve from its authorized but unissued Common Stock such sufficient numbers of shares of Common Stock to permit the conversion in full of the Unit Warrants;

(b)	Filings. The Issuer will make all necessary filings in connection with the sale of the Units as required by the laws and regulations of all appropriate jurisdictions;

(c)
Section 13 Compliance. The Issuer shall, from and after the Closing of the Offering, use its best efforts to comply with the requirements of Section 13 of the 1934 Act and maintain the quotation of the Common Stock on the NASD “Bulletin Board” or other quotation medium which is equal to or senior to the NASD “Bulletin Board”; and

(d)
Rule 144 Opinion. The Issuer will, upon written request by the Subscriber, take such steps as are necessary to cause its counsel to issue an opinion to the Issuer’s transfer agent allowing the Subscriber to offer and sell any Common Shares issued upon conversion of the Units in reliance on the applicable provisions of Rule 144 provided that the holding period and other requirements of such Rule 144 are met, provided that the costs of obtaining such an opinion shall be borne by the Subscriber.

Survival

4.2 The covenants set forth in this Article 4 shall survive the Closing for the benefit of the Subscriber.

ARTICLE 5
REGISTRATION RIGHTS

Registration Statement

5.1 The Issuer shall file a registration statement on Form SB-2 (or similar form) under the 1933 Act with respect to the resale of Unit Shares and the Warrant Shares and shall use its best efforts to cause such registration statement to be declared effective by the SEC within sixty (60) calendar days of the closing of the Offering (the “Effective Date”), all at the Issuer’s sole cost and expense.  Such best efforts shall include promptly responding to all comments received by the staff of the SEC, and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC.  Such registration statement shall name the Subscriber, or any holder of the Unit Shares and the Warrant Shares, as a selling shareholder and shall provide for the sale of the Unit Shares and the Warrant Shares by the Subscriber, or any holder of the Unit Shares and the Warrant Shares, from time to time directly to purchasers or in the over-the-counter market or through or to securities brokers or dealers that may receive compensation in the form of discounts, concessions, or commissions.  None of the foregoing shall in any way limit the Subscriber’s rights to sell the Unit Shares and the Warrant Shares (if any) in reliance on an exemption from the registration requirements under the 1933 Act in connection with a particular transaction.

In the event the registration statement covering the Unit Shares and the Warrant Shares is not declared effective by the SEC prior to the Effective Date, the Company shall pay each Subscriber a cash payment equal to 2.0% of the aggregate purchase price paid by the Subscriber for each thirty (30) day period (or partial period, as the case may be) following the Effective Date.

Currency of Registration Statement

5.2 The Issuer shall use its best efforts to maintain the currency of the registration statement filed with the SEC and under all applicable Blue Sky laws in respect of the Securities until (i) in the event that none of the Unit Warrants are exercised, the expiry date of the Unit Warrants, or (ii) in the event that any of the Unit Warrants are exercised prior to the expiry thereof, 12 months from the last date on which any Warrant Shares are issued on the due exercise of the Unit Warrants.

Indemnification of Subscriber by Issuer

5.3 To the extent permitted by law, the Issuer will indemnify the Subscriber, within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification or compliance has been effected pursuant to this Subscription Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or treated, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Issuer of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Issuer in connection with any such registration, qualification or compliance, and the Issuer will reimburse the Subscriber, each of its officers and directors and partners, and each person controlling the Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expense reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Issuer (which consent shall not unreasonably be withheld); provided, further, that the Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Issuer by the Subscriber, such controlling person or such underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the final prospectus filed with the SEC pursuant to Rule 424(b) of the SEC, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) the Subscriber if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the 1933 Act.

Indemnification of Issuer by Subscriber

5.4 To the extent permitted by law, the Subscriber will indemnify the Issuer, each of its directors and officers, affiliates, counsel, advisors, employees and, each underwriter, if any, of the Issuer's securities covered by such a registration statement, each person who controls the Issuer or such underwriter within the meaning of Section 15 of the 1933 Act, and each other person selling the Issuer's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including attorneys fees and costs, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein or necessary to make the statements therein not misleading or any other violation by the Subscriber of any rule or regulation promulgated under the 1933 Act applicable to the Subscriber and relating to action or inaction required of the Subscriber in connection with any such registration, qualification or compliance, and will reimburse the Issuer, such other person, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of the Subscriber under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by the Subscriber, unless such liability arises out of or is based on willful conduct by the Subscriber.

Removal of Legend

5.5 After the registration statement referenced in Section 5.1 is declared effective by the SEC, the Subscriber may deliver to the Issuer the certificate representing the Unit Shares and the Warrant Shares (if any) issued to the Subscriber and the Issuer will, within three days after receipt by the Issuer of the foregoing, issue a new certificate representing and in exchange for the aforementioned certificate, which new certificate shall be issued without any restrictive legend.

ARTICLE 6
ISSUANCE OF CERTIFICATES

On or immediately following the Closing of the Offering, the Issuer will prepare and issue one or more Certificates for the Unit Shares and the Unit Warrants registered in such name or names as specified by the Subscriber and cause the same to be delivered to the Subscriber pursuant to the delivery instructions provided by the Subscriber.

ARTICLE 7
CLOSING

Closing shall be effected through the acceptance of this Subscription by the Issuer, the taking up of the Subscription Funds by the Issuer, and the delivery of Certificates representing the Unit Shares and the Unit Warrants to the Subscriber (or the Subscriber’s Representative) by the Issuer.

ARTICLE 8
GENERAL PROVISIONS

Governing Law

8.1 This Subscription shall be governed by and construed under the law of the State of New York without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a Court of competent civil jurisdiction sitting in the City of Austin, Texas and nowhere else.

Successors and Assigns

8.2 This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3 This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

Authorization

8.4 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of this Subscription and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Offering.

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SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBERS

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that he or she has executed this Subscription on this _________ day of _____________, 2006.

Printed Name	Signature

Printed Name	Signature

Agreed to this ________day of ______________, 2006:

VERIDICOM INTERNATIONAL, INC.

Per: ____________________________
Print Name: ______________________

This is page 12 to the Subscription by the above subscriber to Veridicom International, Inc. dated as stated above.

SIGNATURE PAGE FOR ENTITIES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that it caused this Subscription to be duly executed on its behalf on this ________ day of ____________, 2006.

Name of Entity	Signature

Name of Signatory

Printed Title

Agreed to this _____ day of __________, 2006:

VERIDICOM INTERNATIONAL, INC.

Per: ____________________________

Print Name: ______________________

This is page 13 to the Subscription by the above subscriber to Veridicom International, Inc. dated as stated above.

REGISTRATION AND DELIVERY INSTRUCTIONS

Full Name and Address of Subscriber for Registration Purposes:

NAME:

ADDRESS:

TEL.NO.:

FAX NO.:

EMAIL ADDRESS:

CONTACT NAME:

Delivery Instructions (if different from Registration Name):

NAME:

ADDRESS:

TEL.NO.:

FAX NO.:

CONTACT NAME:

SPECIAL INSTRUCTIONS:

This is page 14 to the Subscription by the above subscriber to Veridicom International, Inc.

CERTIFICATION BY FOREIGN PORTFOLIO MANAGER

The undersigned is purchasing securities of VERIDICOM INTERNATION, INC. (the “Issuer”). The undersigned hereby certifies that:

(a)
it is purchasing securities of the Issuer as agent or trustee on behalf of a managed account(s) (i.e. an investment portfolio account of a client established in writing with a registered portfolio manager who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client’s express consent to a transaction) for which it is making the investment decision to purchase these securities;

(b)	the beneficial owner(s) of the managed accounts will be bound by the terms and conditions of the Subscription;

(c)	the managed accounts for which it is purchasing are not beneficially owned by any U.S. Persons as that term is defined in the Subscription;

(d)
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients in ______________________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction; and

(e)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer.

The undersigned acknowledges that it may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Units for whom it may be acting.

Dated at ______________________, this ______day of _______________, 2006.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)
(please print name of individual whose signature
appears above, if different from name of purchaser
printed above)

This is page 15 to the Subscription by the above subscriber to Veridicom International, Inc.